UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2023

NorthWestern Corporation
(Exact name of registrant as specified in its charter)

Delaware			1-10499	46-0172280
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)
3010 W. 69th Street	Sioux Falls	South Dakota		57108
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: 605-978-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	NWE	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 28, 2023, NorthWestern Corporation d/b/a NorthWestern Energy (Nasdaq: NWE) (the “Company”), held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, 57,398,757 shares of common stock, par value $.01, were present in person or by proxies. This represented more than 96 percent of the 59,769,441 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, the stockholders:

•Elected all ten of the directors nominated by the Board of Directors;
•Ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2023;
•Approved, on an advisory basis, the compensation of the Company's named executive officers, as described in the Company's Proxy Statement; and
•Indicated a preference, on an advisory basis, to hold future advisory votes on executive compensation every year.

Set forth below are the final voting results on each such matter.

1. Election of Directors. The Board of Directors of the Company nominated ten persons for election as directors of the Company, each to hold office for a one-year term expiring at the 2024 annual meeting of stockholders and until his or her successor is duly elected and qualified. Nine of the nominees were incumbent directors, and we nominated one new individual (Sherina Edwards). The votes cast for or withheld with respect to each nominee were as follows:

Name of Director	For	Withheld	Broker Non-Votes
Brian Bird	55,203,907	210,469	1,984,381
Anthony Clark	55,193,804	220,572	1,984,381
Dana Dykhouse	54,308,890	1,105,486	1,984,381
Sherina Edwards	55,200,361	214,015	1,984,381
Jan Horsfall	55,053,709	360,667	1,984,381
Britt Ide	55,170,954	243,422	1,984,381
Kent Larson	55,146,689	267,687	1,984,381
Linda Sullivan	55,129,742	284,634	1,984,381
Mahvash Yazdi	54,910,665	503,711	1,984,381
Jeffrey Yingling	54,489,063	925,313	1,984,381

2. Ratification of Independent Registered Public Accounting Firm. The votes cast with respect to the ratification of Deloitte & Touche LLP as our independent registered accounting firm for 2023 were as follows:

For	Against	Abstain
56,051,163	1,316,405	31,189

3. Advisory Vote on Executive Compensation. The votes cast with respect to the advisory vote to approve named executive officer compensation were as follows:

For	Against	Abstain	Broker Non-Votes
54,685,850	658,391	70,135	1,984,381

4. Advisory Vote on Frequency of Advisory Votes on Executive Compensation. The votes cast with respect to the advisory vote on the frequency of future advisory votes to approve named executive officer compensation were as follows:

Every Year	Every 2 Years	Every 3 Years	Broker Non-Votes	Abstain
54,129,836	27,593	1,214,876	1,984,381	42,071
Consistent with a majority of the votes cast with respect to this proposal, the Company's Board of Directors has determined that the Company will hold an annual advisory vote on executive compensation until the next required vote on the frequency of future stockholder votes on executive compensation, as required pursuant to Section 14A of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. Under these existing rules and regulations, the Company will hold the next frequency vote in connection with its 2029 annual meeting of stockholders.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthWestern Corporation

By:	/s/ Timothy P. Olson
Timothy P. Olson
Corporate Secretary
Date: May 3, 2023